LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2023
LOSS PER SHARE
Schedule of basic and diluted loss per share

	For the year ended December 31
	2021	2022	2023	2023
	RMB	RMB	RMB	US$
Numerator:
Net loss attributable to Kingsoft Cloud Holdings Limited	(1,588,712)	(2,658,184)	(2,176,340)	(306,530)
Denominator:
Weighted average number of ordinary shares outstanding - basic and diluted	3,441,729,444	3,623,838,985	3,558,354,940	3,558,354,940
Basic and diluted loss per share	(0.46)	(0.73)	(0.61)	(0.09)